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                                                                Exhibit 10.3

                           DEPOSIT SECURITY AGREEMENT

         This DEPOSIT SECURITY AGREEMENT (this "Agreement") dated as of October 5, 2000, is by and between MS Acquisition Limited, a Delaware limited partnership (the "Debtor") and THE CHASE MANHATTAN BANK, as agent for the Banks as that term is defined below (the "Secured Party").

                                R E C I T A L S:

         MARKETING SPECIALISTS CORPORATION, PAUL INMAN ASSOCIATES, INC., MARKETING SPECIALISTS SALES COMPANY, BROMAR, INC. and THE SALES FORCE COMPANIES, INC. (collectively, the "Borrowers"), the banks named therein (each individually a "Bank and collectively the "Banks") and the Secured Party entered into a Credit Agreement dated as of March 30, 2000 (as such Credit Agreement has been amended, the "Credit Agreement" and capitalized terms which are used herein but which are not otherwise defined herein shall have the same meaning as provided in the Credit Agreement).

         As of the date hereof, the Borrowers have no further or limited Borrowing Availability. Debtor is a shareholder, directly or indirectly, of the Borrowers and has determined that it is in its best interest to assist the Borrowers by providing them with additional Borrowing Availability. The value of cash or cash equivalents that are pledged to the Secured Party can be included in the Borrowing Base, thereby increasing the Borrowing Base and, potentially, the Borrowing Availability. To provide the Secured Party such cash collateral to increase the Borrowing Base, the Debtor desires to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party and Banks to continue to make the Loans and issue the Letters of Credit under the Credit Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         Section 1.1. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

                  "DEPOSIT ACCOUNT" means the collateral deposit account opened by Debtor and held at Secured Party titled "MS Acquisition/Marketing Specialist Collateral Account" and any account which is a replacement or substitute for such account.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time.

         Section 1.2. OTHER DEFINITIONAL PROVISIONS. Terms used herein that are defined in the Credit Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Credit Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Credit Agreement, shall have the meanings determined in accordance with the UCC.

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                                    ARTICLE 2

                                SECURITY INTEREST

         Section 2.1 SECURITY INTEREST. As collateral security for the prompt payment and performance in full when due of the Obligations, the Debtor hereby pledges and assigns to the Secured Party, and grants to the Secured Party a continuing lien and first priority security interest in, all of its right, title and interest in and to the following whether now owned or hereafter arising or acquired (such property being hereinafter sometimes called the "Collateral"):

         (a)  the Deposit Account; and

         (b) all funds, certificates, documents, instruments, checks, drafts, wire transfer receipts and other earnings, profits or other proceeds from time to time representing, evidencing, deposited into or held in the Deposit Account.

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

         To induce the Secured Party to enter into this Agreement, the Debtor represents and warrants to the Secured Party and the Banks that:

         Section 3.1 OFFICE LOCATIONS; FICTITIOUS NAMES; PREDECESSOR COMPANIES. Its chief place of business and its chief executive office are located in Dallas Texas. Its jurisdiction of organization is Delaware. Within the last four months, it has not had any other chief place of business, chief executive office or jurisdiction of organization. It does not do business nor has it done business during the past five years under any trade-name or fictitious business name.

                                    ARTICLE 4

                                    COVENANTS

         The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full, all commitments of the Secured Party and the Banks to any Borrower have expired or have been terminated and no Letter of Credit remains outstanding:

         Section 4.1 FURTHER ASSURANCES. At any time and from time to time, upon the request of the Secured Party, and at its sole expense, it shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Secured Party: (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require (Debtor also hereby authorizes Secured Party to file such financing statements without Debtor's signature naming it as debtor, Secured Party as secured party and describing the Collateral as Secured Party may deem appropriate); (b) deliver to the Secured Party all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party; and (c) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may reasonably require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Loan Documents.

         Section 4.2 CORPORATE CHANGES. It shall not change its name, identity, jurisdiction of organization or corporate structure in any manner that might make any financing statement filed in

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connection with this Agreement seriously misleading unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof required by the Loan Documents. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by the Loan Documents.

         Section 4.3 REQUIRED DEPOSIT. The Debtor shall maintain $9,000,000 on deposit in the Deposit Account. The Secured Party, in its individual capacity and not as Agent under the Credit Agreement, agrees to pay to the Debtor interest on the amounts on deposit in the Deposit Account at a rate equal to the Prime Rate minus 3 1/2 % (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days as the case may be) payable on the first business day of each month. Debtor shall be entitled to receive the interest accrued on the amounts on deposit in the Deposit Account if no Default has occurred. If a Default occurs, the Debtor shall not be entitled to receive the interest accrued on the amount on deposit in the Deposit Account and any such interest shall be deposited or credited to the Deposit Account.

         Section 4.4 NO WITHDRAWAL; RESTRICTION ON SALE. The Debtor shall have no right to make any withdrawals from the Deposit Account and any interest earned thereon after the occurrence of a Default shall be redeposited into the Deposit Account. Debtor shall not sell, encumber or otherwise transfer any of the Collateral.

                                    ARTICLE 5

                           RIGHTS OF THE SECURED PARTY

         Section 5.1 POWER OF ATTORNEY. THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE SECURED PARTY AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF THE DEBTOR OR IN ITS OWN NAME, TO TAKE, AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE SECURED PARTY AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE DEBTOR HEREBY GIVES THE SECURED PARTY THE POWER AND RIGHT ON BEHALF OF SUCH DEBTOR AND IN ITS OWN NAME TO DO ANY OF THE FOLLOWING AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF A DEFAULT, WITH NOTICE TO THE DEBTOR BUT WITHOUT THE CONSENT OF THE DEBTOR:

                  (i) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral;

                  (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (iii) (A) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (B) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral; (C) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (D) to exchange any of the Collateral for other property upon any merger, consolidation,

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reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (E) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (F) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral; and (G) to transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION
7.11. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.2 ASSIGNMENT BY THE SECURED PARTY. The Secured Party and each Bank may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Loan Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Credit Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party and the Banks, respectively, herein or otherwise.

         Section 5.3 POSSESSION; REASONABLE CARE. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Secured Party, of any or all of the Collateral that the Secured Party has a right to possess. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

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                                    ARTICLE 6

                                     DEFAULT

         Section 6.1 RIGHTS AND REMEDIES. If an Event of Default shall have occurred and be continuing, in addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Document or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Secured Party may, without demand or notice to any Debtor, set off and apply any and all amounts on deposit in the Deposit Account against any or all of the Obligations and otherwise collect, receive or take possession of the Collateral or any part thereof. The Debtor shall be liable for all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be promptly paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; PROVIDED THAT the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this
Section 6.1. The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

                                    ARTICLE 7

                                  MISCELLANEOUS

         Section 7.1 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.2 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and respective successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Banks and Secured Party may not appoint a successor Secured Party except in accordance with the Credit Agreement.

         Section 7.3 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the Required Banks.

         Section 7.4 NOTICES. All notices and other communications provided for in this Agreement shall be given or made in accordance to the Debtor at the address of the Borrowers set forth in the Credit Agreement.

         Section 7.5 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and applicable laws of the United States of America.

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         Section 7.6 HEADINGS.  The  headings,  captions,  and  arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.7 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         Section 7.9 WAIVER OF BOND. In the event the Secured Party seeks to take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

         Section 7.10 SEVERABILITY. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11 TERMINATION. If all of the Obligations shall have been paid and performed in full, all commitments of the Secured Party and the Banks to any Borrower shall have expired or terminated and no Letters of Credit shall remain outstanding, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                     DEBTOR:

                                     MS Acquisition Limited,
                                     a Delaware limited partnership

                                     By:
                                            its Managing General Partner

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                     SECURED PARTY:

                                     THE CHASE MANHATTAN BANK, as Agent

                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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